UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

Lantronix, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 12, 2019, Lantronix, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiary Lantronix Holding Company, a Delaware corporation, entered into a Second Amended and Restated Loan and Security Agreement (the “Agreement”) with Silicon Valley Bank, a California corporation (the “Lender”).

Pursuant to the Agreement, the Lender has agreed to make available a senior secured revolving line of credit of up to $6 million (the “Revolving Facility”) and a senior secured term loan of up to $6 million (the “Term Loan Facility”). Advances under the Revolving Facility may be borrowed from time to time prior to November 12, 2021, subject to the satisfaction of certain conditions, and may be used to fund working capital and general business requirements of the Company. The proceeds of the Term Loan Facility were drawn in full at closing and may be used solely to fund the Company’s acquisition of Intrinsyc Technologies Corporation (the “Proposed Acquisition”). In the event the Proposed Acquisition is not consummated prior to January 31, 2020, the Company must immediately repay the obligations under the Term Loan Facility. The Revolving Facility matures on November 12, 2021. The Term Loan Facility is repayable over a 48 month period commencing January 1, 2020 after an initial interest-only period following closing.

The interest rate on the Revolving Facility floats at a rate per annum equal to the greater of (x) the prime rate and (y) 5.00 percent. The interest rate on the Term Loan Facility floats at a rate per annum equal to the greater of (x) 1.00 percent above the prime rate and (y) 6.00 percent. The Company may elect to repay and reborrow the amounts outstanding under the Revolving Facility at any time prior to the maturity date of the Revolving Facility without premium or penalty. The Company may elect to repay the Term Loan Facility at any time without premium or penalty. A commitment fee in the amount of $60,000 was paid to the Lender on the closing date and a $10,000 anniversary fee is payable to the Lender on the earliest to occur of the one year anniversary of the effective date, the termination of the Agreement or the Revolving Facility, or the occurrence of an event of default.

Under certain circumstances, the Company may be required to prepay the loan with proceeds of asset dispositions. The loan obligations are secured by a first priority security interest on substantially all of the Company’s personal property except its intellectual property and subject to certain other exceptions.

The Agreement contains certain representations and warranties, affirmative covenants, negative covenants and conditions that are customarily required for similar financings, including a requirement to maintain a leverage ratio less than a certain maximum leverage ratio and a minimum cash balance. The Agreement also contains customary events of default (subject, in certain instances, to specified grace periods) including, but not limited to, the failure to make payments of interest or premium, if any, on, or principal under the Facility, the failure to comply with certain covenants and agreements specified in the Agreement, the occurrence of a material adverse change, defaults in respect of certain other indebtedness, and certain events of insolvency. If any event of default occurs, the principal, premium, if any, interest and any other monetary obligations on all the then outstanding amounts under the Agreement may become due and payable immediately.

The Agreement amends and restates in its entirety the Company’s existing Amended and Restated Loan Agreement dated October 15, 2018, among the Company, Lantronix Holding Company and the Lender.

The foregoing description of the Agreement does not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Forward-Looking Statements.

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements in this current report include, among others, statements about the closing of the acquisition. Forward-looking statements are based on current expectations and assumptions and analyses made by Lantronix and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: overall market and economic conditions, other factors identified in our most recent annual report on Form 10-K, and additional risks and uncertainties presently not known to us or that we deem immaterial, which may also affect our business or operating results. Lantronix’s annual report on Form 10-K for the fiscal year ended June 30, 2019, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect Lantronix’s business, results of operations, and financial condition. Lantronix undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Loan and Security Agreement dated as of November 12, 2019, by and among Lantronix, Inc., Lantronix Holding Company and Silicon Valley Bank
99.1	Press Release, dated November 12, 2019

*Portions of this Exhibit, including certain schedules and exhibits to this Exhibit, have been omitted in accordance with Item 601(b) of Regulation S-K. A copy of any omitted information, schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer

Date: November 14, 2019

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